Annual Report

Summit
Municipal
Funds

October 31, 1997

T. Rowe Price

Report Highlights

Summit Municipal Funds

o Bond prices appreciated during the past year, with much of the gain occurring in the last six months.

o Despite the strong economy, the Fed has held off tightening monetary policy since its rate hike in March.

o Yield spreads between higher- and lower-rated municipals narrowed, benefiting many of the holdings in fund portfolios.

o All three funds exceeded the average performance of similar funds for the last 6- and 12-month periods. For the past 12 months, the Summit Municipal Money Market Fund, Summit Municipal Intermediate Fund, and Summit Municipal Income Fund returned 3.37%, 7.78%, and 10.54%, respectively.

o We believe the relative attractiveness of municipal versus taxable securities, reduced supply, and investor demand will favor municipal bonds in the coming months.

Fellow Shareholders

Over the 12 months ended October 31, 1997, bond prices appreciated. Much of the gain occurred during the last six months as inflation remained subdued despite strong economic growth. Foreign and domestic financial markets recently experienced considerable turmoil, spurred primarily by currency crises in several Southeast Asian countries. However, the domestic bond market benefited from the overseas disturbance as global investors found a safe haven in U.S. Treasury bonds.

MARKET ENVIRONMENT

Gross domestic product, a key measure of the country's economic health, registered four consecutive quarters of more than 3% annualized growth through September 30, including two quarters that exceeded 4%. Despite robust growth in the second and third quarters, the Federal Reserve opted not to raise short-term interest rates as it did in March, primarily because of decelerating inflation. However, the Federal Reserve's Board of Governors remains somewhat skeptical that the factors restraining inflation are long-lasting.

Chart 1 - Municipal Bond and Note Yields

Treasury bonds were increasingly volatile, particularly in the third quarter when various economic reports caused wide price swings. Interest rates trended lower overall as the 30-year Treasury bond yield, which began the fund's fiscal year at 6.70%, peaked at 7.17% in April before ending at 6.15%, its low for the year. The intermediate- and short-term sectors followed similar patterns, although yields on notes recently rose a bit from their lowest levels of the past 12 months.
Municipal bond yields also declined from year-ago levels, with most of the change occurring in the last six months. The tax-exempt market benefited from subdued inflation's positive impact on all fixed income investments. However, municipal performance was not as strong as that of Treasuries due to increased supply of new issues, including refundings, as rates moved lower. To date, new issue supply is 18% higher than a year ago with no slowdown expected before year-end. By contrast, the gross quarterly issuance of Treasury notes and bonds declined by more than 20% since the third quarter of 1996, which helped propel Treasury yields lower.

Also contributing to the municipal market's lagging performance was the perception that long-term yields may have reached a resistance level as they approached 5%. During the fiscal year, yields on long-term AAA bonds fell to a low of 5.15% before ending a bit higher at 5.23%, down from 5.50% a year earlier. The five-year AAA yield fell 25 basis points (a quarter of one percent) to 4.15%, while the one-year note yield remained fairly flat throughout the year and ended the period at 3.80%. The net result was a flatter yield curve, with 143 basis points separating one-year and 30-year maturities compared with 180 a year ago.

Yield spreads between higher- and lower-quality bonds narrowed throughout the period. Investors have been willing to buy lower-quality, higher-yielding bonds in the belief that their yield spreads would narrow versus high-quality bonds due to credit quality upgrades as a result of the strong economy. According to Standard & Poor's, bond rating upgrades exceeded downgrades by a substantial margin. All tax-exempt sectors continued to benefit from an expanding national economy, as well as from better tax revenue flows to state and local governments.

SUMMIT MUNICIPAL MONEY MARKET FUND

Performance Comparison

Periods Ended 10/31/97      6 Months     12 Months
_____________________________________________________________

Municipal Money
Market Fund                     1.75%         3.37%

Lipper Tax-Exempt Money
Market Funds Average            1.57          3.04

Our investment strategy helped your fund outperform its peer group average for both the 6- and 12-month periods ended October 31, 1997, as shown in the table. One reason for the relatively strong performance was the Summit Municipal Money Market Fund's weighted average maturity, which was 68 days at fiscal year-end, significantly longer than the peer group average of 49 days. Throughout the entire year we maintained a longer-than-average maturity to take advantage of a positively sloped money market yield curve. The spread between overnight and one-year maturities averaged approximately 30 basis points over the past 12 months and 20 basis points over the past six.

The fund continued to invest heavily in securities subject to the alternative minimum tax (AMT), with 66% of the portfolio invested in this sector at fiscal year-end, up slightly from 63% over the past six months. AMT securities generally provide an additional yield of 10 to 15 basis points, and since the average of all funds in our competitive peer group had only 16% committed to this sector, your fund enjoyed a yield advantage.

The portfolio's heavy concentration in daily and weekly variable rate notes and near absence of commercial paper also had a positive effect on the fund compared with the competition. Due to supply pressure, variable rate notes offered good value in the shortest part of the yield curve. Conversely, commercial paper, which typically matures in 30 to 120 days, offered lower returns during the past year than both variable rate notes and longer-maturity notes.

Tax-exempt money market yields were generally docile over the past fiscal year, considering the changing expectations for economic growth, inflation, and Federal Reserve policy. For example, one-year municipal notes ended at 3.80%, down from 3.95% at the close of the six-month period on April 30 and up from 3.70% at fiscal year-end 1996. Even though the Fed nudged the federal funds rate 25 basis points higher last March, only 35 basis points separated the high and low yield of the one-year note over the past 12 months. Yields on shorter maturities, such as one to 120 days, traded in a wider range since they are most affected by supply and demand considerations.

SUMMIT MUNICIPAL INTERMEDIATE FUND

Performance Comparison

Periods Ended 10/31/97      6 Months     12 Months
_________________________________________________________

Municipal Intermediate
     Fund                       5.77%         7.78%

Lipper Intermediate
    Municipal Debt
    Funds Average               5.00          6.62

Our investment strategy over the past six months was little changed from the first six months of the fiscal year, and it enabled your fund to surpass the average returns of its peers for both periods shown. We continued to direct new cash into lower-rated bonds with prospects of credit upgrades, and into callable bonds offering good yields and the potential for appreciation due to refundings. The biggest change was a slight extension of the fund's weighted average maturity and duration because of the attractiveness of municipal yields relative to their taxable counterparts, a strategy that contributed to solid performance over the 6- and 12-month periods. A fund with a longer duration will appreciate more in price when rates decline. For example, a bond fund with a duration of five years will rise or fall about 5% in price in response to a one-percentage-point fall or rise in interest rates.

As mentioned, the yield differential between lower-rated and AAA bonds narrowed further over the last six months. For example, the spread between New York State lease-backed debt and high-grade debt was cut in half as investors anticipated a rating upgrade due to increased tax collections resulting from the prolonged economic expansion. As it turned out, the bonds were upgraded at the end of August, increasing the value of the fund's New York State holdings.

Since the fund's inception, we have overweighted longer-term callable bonds because we believe they offer relatively high yield for the amount of risk assumed. They also have the potential for price appreciation in the event they are refunded to their call dates. The refunding increases the credit quality of the bonds since their principal is guaranteed at the first call date. In the last six months, approximately 2% of the portfolio was refunded this way.

SUMMIT MUNICIPAL INCOME FUND

Performance Comparison

Periods Ended 10/31/97      6 Months     12 Months
____________________________________________________

Municipal Income Fund           7.66%        10.54%

Lipper General Municipal
Debt Funds Average              6.35          8.12

The combined strategies of investing a portion of fund assets in medium- and below-investment-grade bonds and carrying a longer-than-average maturity and duration, coupled with a low expense ratio, again produced superior results relative to our peer group average for the 6- and 12-month periods ended October
31. As shown in the table, your fund posted solid returns of 7.66% and 10.54% for the respective periods. A bond fund with a longer duration will appreciate more in price when interest rates fall. (For an explanation of how duration works, see the review of the Summit Municipal Intermediate Fund.)

As in the past, our primary investment focus was on identifying bond sectors and individual issuers (municipalities, government agencies, or other tax-exempt entities) with attractive credit outlooks and reasonable valuations. We continued to hold about 29% of portfolio assets in medium- (BBB) and lower-quality securities, which resulted in the fund carrying an average credit rating of A. This strategy enabled the fund to produce a higher yield than our peers and to benefit from above-average price appreciation, as the yield spread between lower- and higher-quality bonds narrowed.

Chart 2 - Quality Diversification

In addition, over the last six months we lengthened the weighted average maturity and duration of the fund, assuming a modestly aggressive posture. This maturity and duration strategy also led to significant price appreciation as interest rates generally declined since April.

OUTLOOK

Several factors appear favorable for the municipal bond market in the coming months. Municipal yields are at their most attractive levels relative to taxable yields in the past 12 months, the result of increased seasonal new issuance and reduced demand. Both factors should begin to reverse in December as issuance slows and cash flow from coupon payments and maturing bonds generate seasonal demand. Improving supply and demand characteristics could cause municipal bonds to outperform their taxable counterparts over the next six months.

The contradictory environment of above-trend economic growth and declining inflation, perhaps even deflation, still poses a dilemma for fixed income investors. Classic economic theory suggests that inflation must follow extended periods of strong growth such as the U.S. economy has enjoyed, leading to higher bond yields. However, there is an equally compelling case for lower bond yields, not seen since the 1950s. This argument holds that excess labor in the global economy will keep a lid on inflationary wage pressures; productivity will continue to increase due to enhancements in technology; and the demographics of an aging population will spur investments in fixed income. These trends, combined with a nearly balanced budget and global demand for U.S. Treasuries, could presage even lower interest rates down the road.

We believe that the outlook for the municipal fixed income market is favorable as long as inflation remains subdued.

As always, we appreciate your confidence in T. Rowe Price.

Respectfully submitted,

William T. Reynolds
Director, Fixed Income Division

Mary J. Miller
Director, Municipal Bond Department

November 18, 1997

T. Rowe Price Summit Municipal Funds

Portfolio Highlights

Key statistics

                                     4/30/97      10/31/97

Summit Municipal Money Market Fund
______________________________________________________________

Price Per Share                      $  1.00      $ 1.00

Dividends Per Share

    For 6 months                       0.016       0.017

    For 12 months                      0.032       0.033

Dividend Yield (7-Day Compound) *       3.89%       3.46%

Weighted Average Maturity (days)          48          68

Weighted Average Quality **       First Tier  First Tier

Summit Municipal Intermediate Fund
_____________________________________________________________

Price Per Share                      $ 10.17      $10.51

Dividends Per Share

    For 6 months                        0.24        0.24

    For 12 months                       0.48        0.49

Dividend Yield *

    For 6 months                        4.88%       4.61%

    For 12 months                       4.93        4.79

Weighted Average Maturity (years)        7.9         8.9

Weighted Average Effective
    Duration (years)                     4.9         5.6

Weighted Average Quality ***             AA-          A+
(continued on next page)

T. Rowe Price Summit Municipal Funds

Portfolio Highlights

Key statistics

                                     4/30/97      10/31/97

Summit Municipal Income Fund
_____________________________________________________________

Price Per Share                      $  9.96      $10.44

Dividends Per Share

    For 6 months                        0.28        0.28

    For 12 months                       0.55        0.55

Dividend Yield *

    For 6 months                        5.62%       5.34%

    For 12 months                       5.69        5.55

Weighted Average Maturity (years)      19.37       19.30

Weighted Average Effective
    Duration (years)                    8.18        8.40

Weighted Average Quality ***               A           A

* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.
** All securities purchased in the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.
*** Based on T. Rowe Price research.

T. Rowe Price Summit Municipal Funds

Portfolio Highlights
Sector Diversification

                                  Percent of  Percent of
                                  Net Assets  Net Assets
                                     4/30/97    10/31/97

Summit Municipal Money Market Fund
___________________________________________________________

Air and Sea Transportation
    Revenue                               14%         26%

Industrial and Pollution
    Control Revenue                       20          18

General Obligation - State                15          11

Educational Revenue                        7           8

Escrowed to Maturity                       8           7

General Obligation - Local                 6           7

Prerefunded Bonds                          6           6

Electric Revenue                           6           6

Housing Finance Revenue                    9           4

Water and Sewer Revenue                    1           3

Dedicated Tax Revenue                      1           2
All Other                                  8           2

Other Assets Less Liabilities             -1           -
___________________________________________________________

Total                                    100%        100%

(continued on next page)

T. Rowe Price Summit Municipal Funds

Portfolio Highlights

Sector Diversification

                                  Percent of  Percent of
                                  Net Assets  Net Assets
                                     4/30/97    10/31/97

Summit Municipal Intermediate Fund
__________________________________________________________

Hospital Revenue                           7%         15%

Solid Waste Revenue                        9          11

Air and Sea Transportation Revenue        10          11

Nuclear Revenue                            7          11

General Obligation - Local                 4          10

Lease Revenue                              9           8

Miscellaneous                              1           7

Prerefunded Bonds                          6           7

Housing Finance Revenue                    5           4

General Obligation - State                12           4

Educational Revenue                        2           4

Dedicated Tax Revenue                      4           3

Industrial and Pollution
    Control Revenue                        8           2

Life Care and Nursing Home Revenue         2           2

All Other                                 13           6

Other Assets Less Liabilities              1          -5
___________________________________________________________

Total                                    100%        100%

(continued on next page)

T. Rowe Price Summit Municipal Funds

Portfolio Highlights

Sector Diversification
                                  Percent of  Percent of
                                  Net Assets  Net Assets
                                     4/30/97    10/31/97

Summit Municipal Income Fund
____________________________________________________________

Hospital Revenue                          21%         17%

Nuclear Revenue                            6          14

Housing Finance Revenue                   15          12

Industrial and Pollution
    Control Revenue                       10           8

Life Care and Nursing Home Revenue         6           7

General Obligation - Local                 6           7

Educational Revenue                        3           6

Water and Sewer Revenue                    5           5

Solid Waste Revenue                        5           5

Other Revenue                              2           4

Electric Revenue                           5           4

Lease Revenue                              6           4

Air and Sea Transportation Revenue         5           3

Ground Transportation Revenue              2           3

Dedicated Tax Revenue                      3           2

General Obligation - State                 3           2

Prerefunded Bonds                          -           2

All Other                                  -           2

Other Assets Less Liabilities             -3          -7
____________________________________________________________

Total                                    100%        100%

T. Rowe Price Summit Municipal Funds

Performance Comparison

These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

Performance Comparison
Summit Municipal Money Market Fund


                Lipper Tax-Exempt     Summit Municipal
                  Money Market          Money Market
                  Funds Average             Fund

10/29/93            $  10,000            $  10,000
10/94                  10,212               10,235
10/95                  10,549               10,597
10/96                  10,865               10,944
10/97                  11,196               11,314


Summit Municipal Intermediate Fund

                                  Lipper          Summit
               Lehman 7-Year   Intermediate      Municipal
              Municipal Bond  Municipal Debt   Intermediate
                   Index       Funds Average       Fund

10/29/93         $  10,000        $   10,000   $  10,000
10/94                9,810             9,750      10,018
10/95               11,022            10,854      11,160
10/96               11,535            11,341      11,761
10/97               12,392            12,121      12,676

Summit Municipal Income Fund

                               Lipper General      Summit
            Lehman Municipal   Municipal Debt     Municipal
               Bond Index       Funds Average    Income Fund

10/29/93      $   10,000       $   10,000        $ 10,000
10/94              9,564            9,405           9,562
10/95             10,983           10,696          10,966
10/96             11,610           11,259          11,738
10/97             12,596           12,186          12,975

Average Annual Compound Total Return

This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Periods Ended                           Since  Inception
10/31/97            1 Year  3 Years Inception       Date
______________________________________________________________

Summit Municipal
  Money Market
  Fund                3.37%    3.40%     3.13%  10/29/93

Summit Municipal
  Intermediate Fund   7.78     8.16      6.10   10/29/93

Summit Municipal
  Income Fund        10.54    10.71      6.72   10/29/93

Investment return represents past performance and will vary. Shares of the bond funds may be worth more or less at redemption than at original purchase. The Money Fund's $1.00 share price is not guaranteed, nor is the fund insured by the U.S. government.

T. Rowe Price Summit Municipal Money Market Fund

Financial Highlights

          For a share outstanding throughout each period
                      Year                      10/29/93
                     Ended                       through
                     10/31/9710/31/96  10/31/95  10/31/94
NET ASSET VALUE

Beginning of period  $  1.000 $ 1.000  $  1.000  $ 1.000

Investment activities
  Net investment
  income                0.033   0.032     0.035    0.023

Distributions
  Net investment
  income               (0.033) (0.032)   (0.035) (0.023)

NET ASSET VALUE

End of period        $  1.000 $ 1.000  $  1.000  $ 1.000
                     ___________________________________

Ratios/Supplemental Data

Total return             3.37%   3.28%     3.53% 2.35%

Ratio of expenses to
average net assets       0.45%   0.45%     0.45% 0.45%!

Ratio of net investment
income to average
net assets           3.31%3.23%        3.48%2.56%!

Net assets, end of
  period (in
  thousands)         $140,557 $96,264  $ 77,958  $42,592

! Annualized.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Summit Municipal Intermediate Fund

Financial Highlights

          For a share outstanding throughout each period

                         Year                   10/29/93
                        Ended                    through
                     10/31/9710/31/96  10/31/95  10/31/94
NET ASSET VALUE

Beginning of period  $  10.22 $ 10.17  $   9.59  $ 10.00

Investment activities
  Net investment
  income             0.49     0.48     0.48      0.43

  Net realized and
  unrealized gain
  (loss)                 0.29    0.05      0.58    (0.41)

  Total from
  investment
  activities             0.78    0.53      1.06     0.02

Distributions
  Net investment
  income                (0.49)  (0.48) (0.48)(0.43)

NET ASSET VALUE

End of period        $  10.51 $ 10.22  $  10.17  $  9.59
                     ___________________________________

Ratios/Supplemental Data

Total return             7.78%   5.39% 11.39%0.18%

Ratio of expenses to
average net assets       0.50%   0.50% 0.50%0.50%!

Ratio of net investment
income to average
net assets           4.67%4.77%  4.93% 4.50%!

Portfolio turnover
rate                 53.8%72.9%  86.1% 157.5%!

Net assets, end of
  period (in
  thousands)         $ 46,906 $29,175  $ 22,145  $13,309

! Annualized.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Summit Municipal Income Fund

Financial Highlights

For a share outstanding throughout each period

                         Year                   10/29/93
                        Ended                    through
                     10/31/9710/31/96  10/31/95 10/31/94

NET ASSET VALUE

Beginning of period  $   9.97 $  9.84  $   9.08  $ 10.00

Investment activities
  Net investment
  income                 0.55    0.54      0.54     0.50

  Net realized and
  unrealized gain
  (loss)                 0.47    0.13      0.76    (0.92)

  Total from
  investment
  activities             1.02    0.67      1.30    (0.42)

Distributions
  Net investment
  income                (0.55)  (0.54)    (0.54)   (0.50)

NET ASSET VALUE

End of period        $  10.44 $  9.97  $   9.84  $  9.08

Ratios/Supplemental Data

Total return            10.54%   7.04%    14.68%   (4.38)%

Ratio of expenses to
average net assets       0.50%   0.50%     0.50%    0.50%!

Ratio of net investment
income to average
net assets               5.38%   5.51%     5.68%    5.23%!

Portfolio turnover
  rate                   35.7%   56.7%     73.7%   161.1%!

Net assets, end of
  period (in
  thousands)         $ 29,102 $15,909  $ 11,108  $ 6,453

! Annualized.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Summit Municipal Money Market Fund

October 31, 1997

Statement of Net Assets

                                            Par       Value
                                             In thousands

ALABAMA  0.5%

Decatur IDB, Solid Waste Disposal,
  Amoco Chemical
    VRDN (Currently 4.25%) *           $    700   $     700

Total Alabama (Cost  $700)                              700

ALASKA  0.5%

Alaska Housing Fin., 3.95%, 12/1/97         685         685

Total Alaska (Cost  $685)                               685

ARIZONA  0.0%

Salt River, Agricultural Improvement
  and Power Dist.
    7.875%, 1/1/28 (Prerefunded
    1/1/98!)                                 70          72

Total Arizona (Cost  $72)                                72

CALIFORNIA  2.1%

California, RAN, 4.50%, 6/30/98           2,000       2,008

Riverside County, GO, TRAN, 4.50%,
  6/30/98                                 1,000       1,004

Total California (Cost  $3,012)                       3,012

CONNECTICUT  0.1%

Connecticut, Transportation
  Infrastructure
    7.20%, 2/15/04 (Prerefunded
     2/15/98!)                              150         154

Total Connecticut (Cost  $154)                          154


DELAWARE  0.6%

Delaware Transportation Auth.
    7.75%, 7/1/08 (Prerefunded
     7/1/98!)                               750         780

Total Delaware (Cost  $780)                             780

FLORIDA  1.9%

Dade County School District, GO
    6.40%, 8/1/98 (MBIA Insured)            250         254

Florida Board of Ed., GO, Capital Outlay
    6.60%, 6/1/98                           250         254

Florida Board of Ed., Public Ed.
    7.875%, 6/1/98 (MBIA Insured)      $     25   $      26

Hillsborough County IDA, PCR, Tampa
  Electric
    VRDN (Currently 4.25%) *              1,200       1,200

Jacksonville HFA, Baptist
  Medical Center
    VRDN (Currently 4.15%) (MBIA
     Insured)                               500         500

Jacksonville Transportation Auth.
    9.00%, 1/1/02 (Prerefunded
     1/1/98!)                               375         386

Total Florida (Cost  $2,620)                          2,620

GEORGIA  4.2%

Fulton County, GO, 4.25%, 1/1/98            155         155

Georgia, GO, 7.25%, 7/1/98                  250         255

Metropolitan Atlanta Rapid Transit
  Auth., Sales Tax
    8.00%, 7/1/18 (FGIC Insured)
    (Prerefunded 7/1/98!)                 1,000       1,047

Municipal Electric Auth. of
  Georgia, Power
    7.90%, 1/1/01 (Prerefunded
     1/1/98!)                                50          51

Savannah Economic Dev. Auth.,
  Home Depot
    VRDN (Currently 3.75%) *              4,400       4,400

Total Georgia (Cost  $5,908)                          5,908

HAWAII  1.5%

Hawaii, GO, 7.10%, 6/1/09
  (Prerefunded 6/1/98!)                   2,000       2,065

Honolulu City and County
    6.20%, 12/1/97 (Escrowed to
    Maturity)                               100         100

Total Hawaii (Cost  $2,165)                           2,165

ILLINOIS  2.8%

Chicago, GO, 4.50%, 1/1/98 (AMBAC
  Insured)                                  515         515

Illinois Student Assistance Commission,
  Student Loan
    VRDN (Currently 3.70%)                  900         900

Lake County Water and Sewer, W. W.
  Grainger
    VRDN (Currently 3.90%) *              1,500       1,500

Southwestern Illinois Dev. Auth.,
  Environmental Improvement
    Shell Oil, VRDN (Currently
     4.25%) *                          $    975   $     975

Total Illinois (Cost  $3,890)                         3,890


INDIANA  3.6%

Petersburg
  Solid Waste Disposal, Indianapolis
    Power and Light
     VRDN (Currently 3.75%) *             5,000       5,000

Total Indiana (Cost  $5,000)                          5,000

KENTUCKY  1.4%

Carroll County, Solid Waste Disposal
  Fac., Kentucky Utilities
    VRDN (Currently 4.25%) *              1,900       1,900

Total Kentucky (Cost  $1,900)                         1,900


LOUISIANA  8.7%

New Orleans Aviation Board
    VRDN (Currently 3.75%) (MBIA
     Insured) *                           5,510       5,510

Parish of Jefferson, GO, Drainage
  Improvement
    6.15%, 9/1/98                           600         610

Plaquemines Parish, British Petroleum
    VRDN (Currently 4.25%) *              3,500       3,500

Saint Charles Parish, PCR, Shell Oil
    VRDN (Currently 4.25%) *              2,600       2,600

Total Louisiana (Cost  $12,220)                      12,220


MAINE  2.8%

Maine Ed. Loan Marketing
  VRDN (Currently 3.70%) (AMBAC
    Insured) *                            4,000       4,000

Total Maine (Cost  $4,000)                            4,000

MARYLAND  2.4%

Carroll County, GO, County Commissioners
  Consolidated Public Improvement
    5.90%, 11/1/97                           50          50

Howard County, GO, Consolidated Public
  Improvement
    5.00%, 2/15/98                     $    200   $     201

Maryland DOT, 6.40%, 7/15/98              1,925       1,959

Montgomery County, 7.10%, 10/1/04
    (Prerefunded 10/1/98!)                  500         524

Saint Mary's County, GO, 7.00%,
  3/1/98 (MBIA Insured)                     185         187

Univ. of Maryland, Auxiliary Fac.
  and Tuition
    4.50%, 4/1/98                           290         291

Washington Suburban Sanitary
  Dist., GO
    7.50%, 12/1/09 (Prerefunded
     12/1/97!)                              100         102

Total Maryland (Cost  $3,314)                         3,314


MASSACHUSETTS  0.1%

Boston, GO, 6.75%, 2/1/98
  (AMBAC Insured)                           100         101

Total Massachusetts (Cost  $101)                        101


MICHIGAN  4.9%

Detroit City School Dist., GO, RAN,
  4.50%, 5/1/98                           1,000       1,003

Univ. of Michigan Hosp., VRDN
  (Currently 4.25%)                         900         900

Wayne/Charter County Airport
  Detroit Metropolitan Airport
    VRDN (Currently 3.65%) *              5,000       5,000

Total Michigan (Cost  $6,903)                         6,903


MISSISSIPPI  1.6%

Jackson County Industrial Sewage
  Fac., Chevron
    VRDN (Currently 4.25%) *              2,300       2,300

Total Mississippi (Cost  $2,300)                      2,300

NEVADA  0.3%

Clark County School Dist., GO,
  Computer Equipment
    5.50%, 6/15/98 (FGIC Insured)           475         480

Total Nevada (Cost  $480)                               480

NEW JERSEY  0.3%

New Jersey, GO, 6.00%, 1/15/98         $    100   $     100

New Jersey Health Care Fac. Fin. Auth.
  Atlantic City Medical Center
    7.60%, 8/1/98 (Prerefunded
     2/1/98!)                               160         165

New Jersey Transportation Trust
  Fund Auth.
    5.00%, 12/15/97 (Escrowed to
     Maturity)                              100         100

Total New Jersey (Cost  $365)                           365

NEW YORK  3.6%

Commack Union Free School Dist., TAN,
  4.25%, 6/29/98                          2,000       2,004

Manhasset Union Free School Dist.,
  GO, TAN
    4.25%, 6/30/98                        1,000       1,003

New York City Municipal Water Fin.
  Auth.
    VRDN (Currently 3.75%)                2,000       2,000

Total New York (Cost  $5,007)                         5,007


NORTH CAROLINA  4.5%

Charlotte Airport, VRDN (Currently
  3.70%) *                                6,100       6,100

North Carolina Eastern Municipal
  Power Agency
    7.625%, 1/1/14 (AMBAC Insured)
    (Prerefunded 1/1/98!)                   120         123

    7.875%, 1/1/19 (Prerefunded
     1/1/98!)                               100         103

Total North Carolina (Cost  $6,326)                   6,326

OHIO  1.4%

Ohio, GO, 4.50%, 2/1/98                   1,275       1,277

Ohio Water Dev. Auth., 7.00%, 12/1/14
    (Prerefunded 6/1/98!)                   650         661

Total Ohio (Cost  $1,938)                             1,938


PENNSYLVANIA  4.2%

Pennsylvania, GO, 4.75%,
  6/15/98 (MBIA Insured)               $    300   $     301

Pennsylvania Higher Ed. Fac. Auth.,
  Student Loan
    VRDN (Currently 3.70%) *              5,200       5,200

Pennsylvania Intergovernmental
  Cooperative Auth.
    Philadelphia Funding
     5.00%, 6/15/98 (FGIC Insured)          450         453

Total Pennsylvania (Cost  $5,954)                     5,954

SOUTH CAROLINA  2.4%

South Carolina, GO
  Capital Improvements, 5.00%, 7/1/98     2,180       2,197

  Clemson Univ., 5.25%, 6/1/98              410         413

Spartanburg County School District,
  3.80%, 3/1/98                             800         800

Total South Carolina (Cost  $3,410)                   3,410

SOUTH DAKOTA  2.6%

South Dakota HDA
    VRDN (Currently 3.85%) *              2,700       2,700

  Homeownership Mortgage, 3.75%,
    11/13/97                              1,000       1,000

Total South Dakota (Cost  $3,700)                     3,700


TENNESSEE  1.1%

Knoxville, GO, 4.25%, 5/1/98                540         541

Tennessee HDA, Homeownership, 3.75%,
  2/19/98 *                               1,000       1,000

Total Tennessee (Cost  $1,541)                        1,541

TEXAS  11.6%

Austin Utilities, 6.10%, 4/1/98
  (Escrowed to Maturity)                     50          51

Corpus Christi, 7.60%, 11/1/99
  (Prerefunded 11/1/97!)                    195         195

Gulf Coast IDA, Marine Terminal,
  Amoco Oil
    VRDN (Currently 4.25%) *                200         200

Gulf Coast Waste Disposal Auth., PCR,
  Amoco Oil
    VRDN (Currently 4.25%) *              3,400       3,400

Houston Airport, TECP, 3.80%,
  1/23/98 *                            $  3,000   $   3,000

Houston Water and Sewer
    VRDN (Currently 3.80%)                2,000       2,000

    8.00%, 12/1/07 (Prerefunded
     12/1/97!)                              100         102

San Antonio Electric and Gas,
    5.00%, 2/1/98                           350         351

Texas, GO, TRAN, 4.75%, 8/31/98           7,000       7,053

Total Texas (Cost  $16,352)                          16,352


UTAH  6.0%

Salt Lake City, Airport, VRDN
  (Currently 3.70%)                       2,000       2,000

Salt Lake County, Kennecott / RTZ Corp.
  Solid Waste Disposal
    VRDN (Currently 3.80%) *              5,400       5,400

Utah Board of Regents, Student Loan
    VRDN (Currently 3.70%) (AMBAC
     Insured) *                           1,000       1,000

Total Utah (Cost  $8,400)                             8,400


VERMONT  0.0%

Vermont, GO, 6.90%, 10/1/98                  20          21

Total Vermont (Cost  $21)                                21


VIRGINIA  15.2%

Alexandria IDA, Ogden Martin, VRDN
  (Currently 4.10%) *                     1,400       1,400

Capital Region Airport Commission,
  Richmond Int'l. Airport
    VRDN (Currently 3.70%) (AMBAC
     Insured) *                           2,700       2,700

Hampton IDA, Sentara Health,
  5.00%, 11/1/97                            400         400

Harrisonburg Redev. and Housing Auth.
  Mallside Forest Apartments
    5.00%, 11/14/97 (Escrowed to
     Maturity) *                          5,000       5,000

Metropolitan Washington DC Airport Auth.
  Virginia General Airport
    VRDN (Currently 3.65%) *              3,700       3,700

Richmond Public Utilities
    8.00%, 1/15/18 (Prerefunded
     1/15/98!)                               75          77

Richmond Redev. and Housing Auth.,
  Richmeade
    4.50%, 11/27/97 (Escrowed to
     Maturity) *                       $  4,550   $   4,550

Virginia Port Auth., Port Fac.
    VRDN (Currently 3.85%) (MBIA
     Insured) *                           3,000       3,000

Virginia Transportation Board
    7.80%, 3/1/16 (Prerefunded
     3/1/98!)                               500         516

Total Virginia (Cost  $21,343)                       21,343

WASHINGTON  6.7%

Port of Seattle, VRDN (Currently
    3.70%) *                              6,000       6,000

Washington, GO
    7.00%, 9/1/98                         1,000       1,025

    7.75%, 6/1/04 (Prerefunded
     6/1/98!)                               500         511

    8.00%, 9/1/98                           750         775

  Motor Vehicle Fuel Tax, 6.50%,
    7/1/98                                  225         229

Washington Public Power Supply
  Nuclear Project
    5.10%, 7/1/98                           300         302

    6.90%, 7/1/98                           600         611

Total Washington (Cost  $9,453)                       9,453

WISCONSIN  0.5%

New Berlin, GO, 5.40%, 12/1/97               50          50

Wisconsin, 6.70%, 5/1/10 (Prerefunded
  5/1/98!)                                  575         588

Total Wisconsin (Cost  $638)                            638

Total Investments in Securities

100.1% of Net Assets (Cost  $140,652)             $ 140,652

Other Assets Less Liabilities                           (95)

NET ASSETS                                        $ 140,557
                                                ___________

Net Assets Consist of:

Paid-in-capital applicable to 140,557,375
  shares of $0.0001 par value capital
  stock outstanding; 1,000,000,000 shares
  of the Corporation authorized                   $ 140,557

NET ASSETS                                        $ 140,557
                                                ___________

NET ASSET VALUE PER SHARE                         $    1.00
                                                ___________

     *   Interest subject to alternative minimum tax
     !   Used in determining portfolio maturity
  AMBAC  AMBAC Indemnity Corp.
   DOT   Department of Transportation
  FGIC   Financial Guaranty Insurance Company
    GO   General Obligation
   HFA   Health Facility Authority
   IDA   Industrial Development Authority
   IDB   Industrial Development Bond
  MBIA   Municipal Bond Investors Assurance Corp.
   PCR   Pollution Control Revenue
   RAN   Revenue Anticipation Note
   TAN   Tax Anticipation Note
  TECP   Tax-Exempt Commercial Paper
  TRAN   Tax Revenue Anticipation Note
  VRDN   Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Summit Municipal Intermediate Fund

October 31, 1997

Statement of Net Assets

                                            Par       Value
                                              In thousands

ALABAMA  1.1%

Birmingham Airport Auth., 7.35%,
  7/1/04 (AMBAC Insured) *             $    500   $     538

Total Alabama (Cost  $523)                              538

CALIFORNIA  3.4%

California State Public Works Board,
  Dept. of Corrections
    6.00%, 11/1/05 (MBIA Insured)           250         275

Foothill / Eastern Transportation
  Corridor Agency, Toll Road
    Zero Coupon, 1/1/05                     350         245

Los Angeles Unified School Dist., GO
    6.00%, 7/1/10 (FGIC Insured)            500         556

San Joaquin Hills Transportation
  Corridor Agency, Toll Road
    Zero Coupon, 1/15/10                  1,000         540

Total California (Cost  $1,549)                       1,616

COLORADO  1.5%

Denver City and County Airport
    6.75%, 11/15/22 (MBIA Insured)
    (Prerefunded 8/31/05!) *                120         135

    6.75%, 11/15/22 (MBIA Insured) *        380         418

E-470 Public Highway Auth.
    Zero Coupon, 8/31/26 (Prerefunded
     8/31/05!)                            1,000         147

Total Colorado (Cost  $657)                             700


CONNECTICUT  1.9%

Connecticut Dev. Auth., Mystic Marinelife
  Aquarium
    6.875%, 12/1/17                         150         158

Mashantucket Western Pequot Tribe
    5.60%, 9/1/09                           200         204

    5.70%, 9/1/12                           500         509

Total Connecticut (Cost  $851)                          871


DISTRICT OF COLUMBIA  1.2%

Washington D.C. Metropolitan
  Airport Auth.
    6.625%, 10/1/12 (MBIA Insured) *        500         548

Total District of Columbia
  (Cost  $540)                                          548

FLORIDA  9.8%

Dade County, Resource Recovery Fac.
    6.00%, 10/1/06 (AMBAC Insured) *   $    500   $     548

Dade County School Board, COP
    5.75%, 5/1/08 (MBIA Insured)            365         390

Dade County School Dist., GO
    6.00%, 7/15/04 (MBIA Insured)         1,700       1,854

Florida Division of Bond Fin.
  Dept. of Environmental Preservation
    6.00%, 7/1/06 (MBIA Insured)            500         553

Hillsborough County IDA, PCR, Tampa
  Electric
    VRDN (Currently 4.25%) *                200         200

Indian Trace Community Dev. Dist.,
  Water Management
    5.50%, 5/1/07 (MBIA Insured)            500         535

Leesburg, Leesburg Regional Medical
  Center, 5.20%, 7/1/02                     500         515

Total Florida (Cost  $4,402)                          4,595

GEORGIA  3.3%

Coweta County Residential Care Fac. for
  the Elderly Auth. Wesley Woods of
    Newnan-Peachtree City
     7.625%, 10/1/06                        400         441

Municipal Electric Auth. of Georgia
    6.00%, 1/1/07 (AMBAC Insured)         1,000       1,095

Total Georgia (Cost  $1,477)                          1,536

HAWAII  1.2%

Hawaii, Airport, 6.70%, 7/1/05 (MBIA
  Insured) *                                500         545

Total Hawaii (Cost  $534)                               545

ILLINOIS  6.0%

Chicago, GO, 5.75%, 1/1/05 (AMBAC
  Insured)                                  660         707

Chicago-O'Hare Int'l. Airport
  Int'l. Terminal
    7.50%, 1/1/05 (Prerefunded
     1/1/00!) *                              50          54

    7.50%, 1/1/05 (MBIA Insured)
    (Prerefunded 1/1/00!) *                  80          87

Chicago-O'Hare Int'l. Airport
  Int'l. Terminal
    7.50%, 1/1/05 *                    $    110   $     118

    7.50%, 1/1/05 (MBIA Insured) *          170         184

Illinois HFA
  Edward Obligation Group
    5.00%, 2/15/09 (AMBAC Insured)          500         500

  Glen Oaks Medical Center
    9.50%, 11/15/15 (Escrowed to
     Maturity)                               75          88

  Hinsdale Hosp.
    7.00%, 11/15/19 (Escrowed to
     Maturity)                              260         302

Southwestern Illinois Dev. Auth.
  Solid Waste Disposal, Shell Oil,
    Wood River
     VRDN (Currently 4.25%) *               800         800

Total Illinois (Cost  $2,763)                         2,840

IOWA  0.5%

Iowa Fin. Auth., Wesley Retirement,
  6.25%, 2/1/12                             250         250

Total Iowa (Cost  $250)                                 250

KENTUCKY  2.8%

Carroll County, Solid Waste Disposal
  Fac., Kentucky Utilities
    VRDN (Currently 4.25%) *                100         100

Jefferson County, Alliance Health
    5.125%, 10/1/17 (MBIA Insured)          800         781

Kentucky Property and Buildings
  Commission
    6.40%, 11/1/01                          390         421

Total Kentucky (Cost  $1,289)                         1,302

LOUISIANA  0.4%

Plaquemines Parish, British Petroleum
    VRDN (Currently 4.25%) *                100         100

Saint Charles Parish, PCR, Shell Oil
    VRDN (Currently 4.25%) *                100         100

Total Louisiana (Cost  $200)                            200

MARYLAND  10.4%

Maryland Energy Fin. Administration
  Wheelabrator Water Technologies
    5.85%, 12/1/05 *                   $  1,510   $   1,601

Maryland HHEFA
  Good Samaritan Hosp., 5.50%, 7/1/05     1,000       1,052
  Univ. of Maryland Medical System
    6.50%, 7/1/21 (FGIC Insured)
    (Prerefunded 7/1/01!)                   250         270

Northeast Maryland Waste Disposal Auth.
  Montgomery County Resources
    6.20%, 7/1/10 *                         750         794

    6.30%, 7/1/16 (MBIA Insured) *          500         537

    7.10%, 1/1/03 (MBIA Insured)            550         617

Total Maryland (Cost  $4,704)                         4,871

MASSACHUSETTS  0.9%

Massachusetts, GO, 6.30%, 11/1/05 (FGIC
  Insured)                                  250         278

Massachusetts Port Auth., 7.375%, 7/1/10
  (FGIC Insured) *                          135         147

Total Massachusetts (Cost  $393)                        425


MICHIGAN  5.2%

Greater Detroit Resource Recovery Auth.
    6.25%, 12/13/05 (AMBAC Insured)       1,000       1,109

Michigan Hosp. Fin. Auth., Mercy
  Health, 5.00%, 8/15/12                  1,395       1,355

Total Michigan (Cost  $2,409)                         2,464


MISSISSIPPI  1.8%

Claiborne County, PCR, Systems Energy
  Resources
    9.875%, 12/1/14                         300         325

Mississippi Business Fin., Solid Waste
  Disposal
    VRDN (Currently 3.75%) *                500         500

Total Mississippi (Cost  $821)                          825

NEW HAMPSHIRE  1.1%

New Hampshire Housing Fin. Auth.
  Single Family
    5.90%, 1/1/01 *                    $    115   $     119

    5.90%, 7/1/01 *                         115         119

    6.00%, 7/1/02 *                         125         129

    6.10%, 1/1/03 *                         130         135

Total New Hampshire (Cost  $485)                        502


NEW YORK  15.2%

Dormitory Auth. of the State of New York
  City Univ., 6.875%, 7/1/14 (MBIA
    Insured)                                350         406
  Mental Health Services Fac.,
    6.00%, 2/15/06                        1,500       1,620

  Nyack Hosp., 6.00%, 7/1/06                250         265

  State Univ. Ed. Fac.
    5.00%, 5/15/12                        1,000         975

    7.40%, 5/15/01                          150         163

Nassau County IDA, Hofstra Univ.,
  6.70%, 1/1/09                             250         282

New York City, GO, 5.00%, 11/15/08 **     1,500       1,484

New York State Environmental Fac.
  Corp., PCR
    Water Revolving Fund
     6.875%, 6/15/10 (Prerefunded
     6/15/01!)                              500         553

New York State Housing Fin. Agency
  Service Contract Obligation, 5.85%,
    9/15/09                                 300         316

New York State Mortgage Agency
  Homeownership Mortgage,
     5.80%, 10/1/06 *                       500         524

Port Auth. of New York and New Jersey,
  6.50%, 10/1/01 *                          500         532

Total New York (Cost  $6,820)                         7,120


OHIO  0.6%

Fairfield Economic Dev. Auth., Beverly
  Enterprises
    8.50%, 1/1/03                           250         273

Total Ohio (Cost  $266)                                 273

PENNSYLVANIA  6.5%

Pennsylvania, GO
    5.125%, 9/15/03 (AMBAC Insured)    $  1,000   $   1,040

    5.375%, 11/15/03 (FGIC Insured)         500         527

Pennsylvania Intergovernmental
  Cooperative Auth.
    Special Tax
    7.00%, 6/15/04 (FGIC Insured)
    (Escrowed to Maturity)                  400         458

Philadelphia HHEFA, Childrens Hosp.,
  5.25%, 2/15/06                          1,000       1,035

Total Pennsylvania (Cost  $2,982)                     3,060


SOUTH CAROLINA  7.9%

South Carolina Public Service Auth.
    6.25%, 1/1/05 (MBIA Insured)          1,350       1,489

    6.50%, 7/1/24 (AMBAC Insured)
    (Prerefunded 7/01/02!)                  495         550

  Santee Cooper, 5.75%, 1/1/22 (MBIA
    Insured)                              1,600       1,648

Total South Carolina (Cost  $3,583)                   3,687


TENNESSEE  0.5%

Memphis-Shelby County Airport Auth.
    6.25%, 2/15/11 (MBIA Insured) * **      200         222

Total Tennessee (Cost  $209)                            222

TEXAS  5.8%

Austin Airport, 5.75%, 11/15/08 (MBIA
  Insured) *                                500         537

Brazos Higher Ed. Auth., Student Loan,
  5.95%, 6/1/02 *                           500         523

Harris County, Toll Road
    6.50%, 8/15/17 (AMBAC Insured)
    (Prerefunded 8/15/02!)                  750         834

Houston, Water and Sewer
    7.00%, 12/1/03 (AMBAC Insured)          270         307

Tarrant County Health Fac. Dev., Texas
  Health Resources
    5.75%, 2/15/10 (MBIA Insured)           500         539

Total Texas (Cost  $2,590)                            2,740

VIRGINIA  8.6%

Alexandria IDA, Ogden Martin, VRDN
  (Currently 4.10%) *                  $    100   $     100

Leesburg, Utilities
    6.10%, 7/1/07 (MBIA Insured)
    (Prerefunded 7/1/02!)                   500         547

Virginia HDA
    5.75%, 7/1/99 *                         500         511

    6.125%, 1/1/99 *                         50          51

    6.50%, 7/1/03 *                         250         268

Virginia Port Auth., Port Fac.
    VRDN (Currently 3.85%) (MBIA
     Insured) *                           2,000       2,000

Virginia Transportation Board
  Northern Virginia Transportation Dist.
    5.80%, 5/15/04                          500         538

Total Virginia (Cost  $3,936)                         4,015


WASHINGTON  3.5%

Washington Health Care Fac. Auth.
  Virginia Mason Medical Center
    6.00%, 8/15/08 (MBIA Insured)         1,000       1,102

Washington Public Power Supply, 6.30%,
  7/1/01
    (FSA Insured)                           500         534

Total Washington (Cost  $1,608)                       1,636

WEST VIRGINIA  4.0%

West Virginia Building Commission,
  Lottery
    5.00%, 7/1/04 (MBIA Insured)          1,850       1,902

Total West Virginia (Cost  $1,868)                    1,902

Total Investments in Securities
105.1% of Net Assets (Cost  $47,709)              $  49,283

Other Assets Less Liabilities                        (2,377
)
NET ASSETS                                        $  46,906
                                                ___________

Net Assets Consist of:

Accumulated net investment income -
  net of distributions                            $       1

Accumulated net realized gain/loss -
  net of distributions                                  158

Net unrealized gain (loss)                            1,574

Paid-in-capital applicable to 4,464,107
  shares of $0.0001 par value capital
  stock outstanding; 1,000,000,000 shares
  of the Corporation authorized                      45,173

NET ASSETS                                        $  46,906
                                                ___________

NET ASSET VALUE PER SHARE                         $   10.51
                                                ___________


      *   Interest subject to alternative minimum tax
     **   When-issued security
      !   Used in determining portfolio maturity
  AMBAC   AMBAC Indemnity Corp.
    COP   Certificates of Participation
   FGIC   Financial Guaranty Insurance Company
    FSA   Financial Security Assurance Corp.
     GO   General Obligation
    HDA   Housing Development Authority
    HFA   Health Facility Authority
  HHEFA   Health & Higher Educational Facility Authority
    IDA   Industrial Development Authority
   MBIA   Municipal Bond Investors Assurance Corp.
    PCR   Pollution Control Revenue
   VRDN   Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Summit Municipal Income Fund

October 31, 1997

Statement of Net Assets
                                            Par       Value
                                             In thousands

ALABAMA  2.0%

Baldwin County, Eastern Shore
  Health Care Auth.
    Thomas Hosp., 6.75%, 4/1/21        $    200   $     217

Jefferson County, Sewer, 5.625%,
  2/1/22 (FGIC Insured)                     250         256

Mobile IDB, Mobile Energy, 6.95%,
  1/1/20                                    100         109

Total Alabama (Cost  $542)                              582

ALASKA  0.8%
Alaska Housing Fin., General Mortgage
    Zero Coupon, 12/1/17
     (MBIA Insured)                         750         229

Total Alaska (Cost  $222)                               229

CALIFORNIA  5.9%

Foothill / Eastern Transportation
  Corridor Agency
  Toll Road, Zero Coupon, 1/1/26            500         101

Long Beach, Harbor, 5.25%, 5/15/25
  (MBIA Insured) *                          250         242

Los Angeles County Public Works
  Fin. Auth.
    Multiple Capital Fac.
     5.125%, 12/1/17 (AMBAC Insured)        200         198

  Rowland Heights, 5.50%, 10/1/18 (FSA
    Insured)                                145         150

Los Angeles Dept. of Water and Power,
  Electric Plant
    5.25%, 11/15/26 (MBIA Insured)          300         294

Placentia PFA, Special Tax,
  6.60%, 9/1/15                             100         103

Pomona Unified School Dist., GO
    6.15%, 8/1/15 (MBIA Insured)            145         163

Saddleback Valley Unified School
  Dist. PFA
    Special Tax, Capital Appreciation
    Zero Coupon, 9/1/18 (FSA Insured)       500         164

Santa Ana Housing Auth., Villa Del
  Sol Apartments
    5.65%, 11/1/21 *                        300         313

Total California (Cost  $1,623)                       1,728

COLORADO  2.9%

E-470 Public Highway Auth.
    Zero Coupon, 9/1/21 (MBIA Insured)    2,000         554

E-470 Public Highway Auth.
    Zero Coupon, 8/31/26
    (Prerefunded 8/31/05!)             $  2,000   $     293

Total Colorado (Cost  $807)                             847

CONNECTICUT  1.8%

Connecticut Dev. Auth., Mystic
  Marinelife Aquarium
    7.00%, 12/1/27                          200         210

Mashantucket Western Pequot Tribe,
  5.75%, 9/1/27                             300         303

Total Connecticut (Cost  $490)                          513

DELAWARE  1.1%

Delaware Economic Dev. Auth.
  Peninsula United Methodist Homes,
    6.30%, 5/1/22                           300         308

Total Delaware (Cost  $295)                             308

DISTRICT OF COLUMBIA  0.4%

Washington D.C. Metropolitan Airport Auth.
    8.10%, 10/1/08 (BIGI Insured) *         100         105

Total District of Columbia (Cost  $104)                 105

GEORGIA  4.8%

Athens Clarke Residential Care Fac. for
  the Elderly Auth.
    Wesley Woods of Athens, 6.375%,
     10/1/27                                200         201

Coweta County Residential Care Fac.
  for the Elderly Auth.
    Wesley Woods of Newnan-Peachtree City
     8.20%, 10/1/16                         215         248

Georgia Housing Fin. Auth.,
  Single Family,
     6.45%, 12/1/27 *                       250         265

Municipal Electric Auth. of Georgia
    Zero Coupon, 1/1/09                     500         268

    5.70%, 1/1/19 (MBIA Insured)            170         180

Rockdale County Dev. Auth., Solid
  Waste Disposal
  Visy Paper, 7.50%, 1/1/26 *               225         243

Total Georgia (Cost  $1,326)                          1,405

IDAHO  0.4%

Idaho Housing Agency, Single Family
    6.60%, 7/1/27 (FHA Guaranteed) *   $    100   $     106

Total Idaho (Cost  $100)                                106

ILLINOIS  9.8%

Chicago, GO, 5.50%, 1/1/18 (AMBAC
  Insured)                             250        255

Chicago - O'Hare Int'l. Airport,
  Int'l. Terminal
    7.50%, 1/1/17 (MBIA Insured) *           85          92

Chicago Board Of Ed., GO, Chicago School
  Reform Board
    5.75%, 12/1/20 (AMBAC Insured)          300         310

Illinois HFA
  Community Hosp. of Ottawa,
    6.85%, 8/15/24                          200         216

  Glen Oaks Medical Center
    7.00%, 11/15/19 (Escrowed to Maturity)  145         168

    9.50%, 11/15/15 (Escrowed to
     Maturity)                               75          88

  Highland Park Hosp.
    5.75%, 10/1/17 (MBIA Insured)           140         144

  Holy Cross Hosp., 6.70%, 3/1/14           300         320

  Loyola Univ. Health Systems
    6.00%, 7/1/12 (MBIA Insured)            225         245

Southwestern Illinois Dev. Auth.,
  Solid Waste Disposal
    Shell Oil, Wood River, VRDN
     (Currently 4.25%) *                    800         800

Village of Carol Stream, DuPage County,
  Windsor Park Manor
    7.20%, 12/1/14                          200         210

Total Illinois (Cost  $2,724)                         2,848

INDIANA  1.7%

Indiana State Office Building
  Commission, Correctional Fac.
    5.50%, 7/1/20 (AMBAC Insured)           500         502

Total Indiana (Cost  $473)                              502

IOWA  0.5%

Iowa Fin. Auth., Wesley Retirement,
  6.25%, 2/1/12                             160         160

Total Iowa (Cost  $160)                                 160

KENTUCKY  1.2%

Jefferson County, Alliance Health
    5.125%, 10/1/27 (MBIA Insured)     $    250   $     239

Kenton County Airport Board, Delta
  Airlines
    7.50%, 2/1/20 *                         100         110

Total Kentucky (Cost  $338)                             349

LOUISIANA  2.1%

Parish of Jefferson, GO, Drainage
  Improvement
    6.15%, 9/1/05                           300         306

Plaquemines Parish, British Petroleum
    VRDN (Currently 4.25%) *                300         300

Total Louisiana (Cost  $605)                            606

MARYLAND  5.1%

Maryland CDA
  Single Family
    7.25%, 4/1/19 *                         140         150

    7.375%, 4/1/26 *                         90          93

Maryland Energy Fin. Administration
  Wheelabrator Water Technologies
    6.45%, 12/1/16                          100         109

Maryland HHEFA, Johns Hopkins Univ.,
  5.25%, 7/1/17                             600         594

Northeast Maryland Waste Disposal Auth.
  Montgomery County Resources, 6.20%,
    7/1/10 *                                500         529

Total Maryland (Cost  $1,440)                         1,475

MASSACHUSETTS  2.3%

Massachusetts HEFA, Melrose Wakefield
  Healthcare
    5.375%, 7/1/05                          350         357

Massachusetts Port Auth.,
    7.125%, 7/1/12                          110         111

Massachusetts Turnpike Auth.
  Metropolitan Highway Systems
    Zero Coupon, 1/1/21 (MBIA
     Insured)                               750         218

Total Massachusetts (Cost  $670)                        686

MICHIGAN  0.7%

Dickinson County Economic Dev., Champion
  Int'l
    5.85%, 10/1/18                     $    200   $     205

Total Michigan (Cost  $200)                             205

MISSISSIPPI  1.6%

Claiborne County, PCR, Systems Energy
  Resources
    7.30%, 5/1/25                           150         159

Mississippi Hosp. Equipment and
  Fac. Auth. Rush Medical Foundation,
    6.00%, 1/1/22                           200         201

Warren County, PCR, Mississippi Power
  and Light
    7.00%, 4/1/22                           100         110

Total Mississippi (Cost  $448)                          470

NEVADA  1.6%

Clark County Airport Fac., McCarren
  Int'l. Airport
    6.00%, 7/1/17 (MBIA Insured) *          250         262

Clark County, IDR, Southwest Gas, 6.50%,
  12/1/33 *                                 200         213

Total Nevada (Cost  $430)                               475


NEW HAMPSHIRE  2.5%

New Hampshire HHEFA, Wentworth Douglass
  Hosp.
    5.375%, 1/1/15 (MBIA Insured)           500         510

New Hampshire Housing Fin. Auth.,
  Single Family
    6.85%, 7/1/14 *                         200         213

Total New Hampshire (Cost  $698)                        723

NEW JERSEY  7.5%

New Jersey Economic Dev. Auth., Evergreens,
  6.00%, 10/1/17                            130         131

New Jersey HFFA
  Columbus Hosp., 7.50%, 7/1/21             350         376

  Irvington General Hosp.
    5.875%, 8/1/06 (FHA Guaranteed)         190         204

  Kennedy Health, 5.00%, 7/1/12             500         486

  Raritan Bay Medical Center,
     7.25%, 7/1/27                          100         107

New Jersey Housing and Mortgage Fin.
  Agency
    6.35%, 10/1/27 (MBIA Insured) *    $    250   $     263

New Jersey Sports and Exposition Auth.,
  Monmouth Park
    8.00%, 1/1/25                           100         112

New Jersey Wastewater Treatment Trust,
    6.375%, 4/1/11                          200         219

Rutgers, The State Univ.,
    6.35%, 5/1/06                           250         274

Total New Jersey (Cost  $2,052)                       2,172

NEW MEXICO  1.3%

Farmington, PCR
  Public Service Co. of New Mexico
    6.30%, 12/1/16                          200         211

    6.375%, 4/1/22                          150         159

Total New Mexico (Cost  $350)                           370

NEW YORK  14.7%

Dormitory Auth. of the State of New York
  Champlain Valley Physicians,
    5.00%, 7/1/17                           300         288

  Nyack Hosp., 6.00%, 7/1/06                250         265

Erie County Water Auth.
    Zero Coupon, 12/1/17 (AMBAC
     Insured)                               550         131

Nassau County IDA, Hofstra Univ.,
  6.80%, 1/1/11                             290         327

New York City, GO
    5.25%, 8/1/21                           500         473

    6.25%, 8/1/09                           350         379

New York City Municipal Water Fin. Auth.
  Water and Sewer
    5.00%, 6/15/17 (FGIC Insured)           100          97

    5.25%, 6/15/29                          300         291

    6.00%, 6/15/09                          200         219

New York State Energy Research and Dev.
  Auth., PCR
  New York Electric and Gas
    6.15%, 7/1/26 (MBIA Insured) *          200         211

  Rochester Gas and Electric, 5.95%,
    9/1/33 *                                500         512

New York State Environmental Fac., PCR
  State Water Revolving Fund, 6.90%,
    11/15/15                                200         229

New York State Mortgage Agency
  Homeowner Mortgage
    6.45%, 10/1/17                     $    100   $     107

    6.625%, 4/1/25 *                        100         108

    7.50%, 4/1/26 *                         250         272

New York State Urban Dev., State Fac.,
    5.60%, 4/1/15                           150         154

Port Auth. of New York and New Jersey,
    6.50%, 10/1/01 *                        200         213

Total New York (Cost  $4,041)                         4,276

NORTH CAROLINA  0.5%

Univ. of North Carolina, Zero
    Coupon, 8/1/19                          500         158

Total North Carolina (Cost  $154)                       158

OHIO  6.0%

Akron, Municipal Baseball Stadium, COP
    Zero Coupon, 12/1/16                    300         253

Dayton Special Fac., Emery Air
  Freight, 6.05%, 10/1/09                   250         266

Fairfield Economic Dev. Auth.,
  Beverly Enterprises
    8.50%, 1/1/03                           100         109

Ohio Air Quality Dev. Auth., PCR,
  Cleveland Electric
    6.00%, 8/1/20                           500         510

Ohio Housing Finance Agency,
  Residential Mortgage
    5.75%, 9/1/28 *                         500         505

Ohio Water Dev. Auth., PCR, Toledo
  Edison, 8.00%, 10/1/23 *                  100         114

Total Ohio (Cost  $1,684)                             1,757

OKLAHOMA  0.6%

Tulsa Municipal Airport, American
  Airlines, 7.375%, 12/1/20 *               150         163

Total Oklahoma (Cost  $148)                             163

PENNSYLVANIA  1.9%

Erie County IDA, Beverly Enterprises,
    6.625%, 5/1/02                          100         101

Philadelphia Airport Auth., 6.10%,
  6/15/25 (AMBAC Insured) *                  75          79

Philadelphia IDA, Girard Estate,
    5.00%, 5/15/27                          400         377

Total Pennsylvania (Cost  $546)                         557

PUERTO RICO  0.9%

Puerto Rico Highway and
  Transportation Auth.
    5.50%, 7/1/15                      $    250   $     256

Total Puerto Rico (Cost  $236)                          256

SOUTH CAROLINA  0.7%

South Carolina Public Service
  Auth., Santee Cooper
    6.25%, 1/1/22 (AMBAC Insured)           200         217

Total South Carolina (Cost  $202)                       217

SOUTH DAKOTA  0.7%

South Dakota HDA, Homeownership,
    6.65%, 5/1/14                           185         198

Total South Dakota (Cost  $185)                         198

TENNESSEE  1.6%

Memphis-Shelby County Airport Auth.
    6.25%, 2/15/11 (MBIA Insured) *         100         111

Metropolitan Gov't. of Nashville and
  Davidson Counties
  Mur-Ci Homes, 7.75%, 12/1/26              200         206

Tennessee Housing Dev. Agency,
  Homeownership
    Zero Coupon, 7/1/17 *                   445         145

Total Tennessee (Cost  $441)                            462

TEXAS  5.6%

Amarillo Health Fac., Sears Panhandle
  Retirement
    7.75%, 8/15/26                          200         215

Harris County, Toll Road
    6.375%, 8/15/24 (MBIA Insured)
    (Prerefunded 8/15/04!)                  250         282

Texas, GO, Veterans Housing
  Assistance, 6.25%, 12/1/15                125         129

Trinity River Auth., PCR, Texas
  Utilities Electric
    VRDN (Currently 4.25%) (AMBAC
     Insured) *                           1,000       1,000

Total Texas (Cost  $1,557)                            1,626

UTAH  4.1%

Carbon County, Solid Waste Disposal,
  Laidlaw Environmental
    7.45%, 7/1/17 (MBIA Insured)       $    200   $     218

Intermountain Power Agency
    5.00%, 7/1/23                           500         467

    5.75%, 7/1/16 (MBIA Insured)            500         521

Total Utah (Cost  $1,157)                             1,206

VIRGINIA  3.7%

Alexandria IDA, Ogden Martin,
  VRDN (Currently 4.10%) *                  100         100

Henrico County IDA, Bon Secours
  Health
    6.25%, 8/15/20 (MBIA Insured)           200         226

Newport News Redev. and Housing
  Auth., 5.85%, 12/20/30                    100         103

Peninsula Port Auth., Riverside
  Health, 6.625%, 7/1/18                    200         217

Virginia Ed. Loan Auth., Student Loan
    5.55%, 9/1/10 (Prerefunded
     3/1/06!) *                              55          58

Virginia HDA
    6.50%, 5/1/13 *                         100         106

    6.60%, 7/1/20 *                         250         263

Total Virginia (Cost  $1,019)                         1,073

WASHINGTON  3.2%

Chelan County Public Utility Dist. No. 1
  Columbia River-Rock Hydroelectric
    Zero Coupon, 6/1/18
     (MBIA Insured)                         585         193

Tacoma, Solid Waste Utilities
    5.50%, 12/1/17 (AMBAC Insured)          300         304

Washington Health Care Fac. Auth.
  Virginia Mason Medical Center
    6.00%, 8/15/08 (MBIA Insured)           400         441

Total Washington (Cost  $895)                           938

WISCONSIN  4.1%

Wisconsin HEFA
  National Regency of New Berlin,
    8.00%, 8/15/25                          200         216

Wisconsin HEFA
  Sinai Samaritan Medical Center
    5.875%, 8/15/26 (MBIA Insured)     $    200   $     206

  Waukesha Memorial Hosp.
    5.25%, 8/15/19 (AMBAC Insured)          300         292

Wisconsin Housing and Economic Dev. Auth.
  Homeownership
    6.20%, 3/1/27 *                         200         207

    6.45%, 9/1/27 *                         250         264

Total Wisconsin (Cost  $1,112)                        1,185

WYOMING  0.7%

Wyoming CDA, 5.85%, 6/1/28 *                200         203

Total Wyoming (Cost  $201)                              203

Total Investments in Securities

107.0% of Net Assets (Cost  $29,675)              $  31,139

Other Assets Less Liabilities                        (2,037)

NET ASSETS                                        $  29,102
                                                  _________

Net Assets Consist of:

Accumulated net investment income -
  net of distributions                            $       1

Accumulated net realized gain/loss -
  net of distributions                                  (58)

Net unrealized gain (loss)                            1,464

Paid-in-capital applicable to 2,787,312
  shares of $0.0001 par value capital
  stock outstanding; 1,000,000,000 shares
  of the Corporation authorized                      27,695

NET ASSETS                                    $   29,102
                                                  _________

NET ASSET VALUE PER SHARE                         $   10.44
                                                  _________

     *  Interest subject to alternative minimum tax
     !  Used in determining portfolio maturity
 AMBAC  AMBAC Indemnity Corp.
  BIGI  Bond Investors Guaranty Insurance
   CDA  Community Development Administration
   COP  Certificates of Participation
  FGIC  Financial Guaranty Insurance Company
   FHA  Federal Housing Authority
   FSA  Financial Security Assurance Corp.
    GO  General Obligation
   HDA  Housing Development Authority
  HEFA  Health & Educational Facility Authority
   HFA  Health Facility Authority
  HFFA  Health Facility Financing Authority
 HHEFA  Health & Higher Educational Facility Authority
   IDA  Industrial Development Authority
   IDB  Industrial Development Bond
   IDR  Industrial Development Revenue
  MBIA  Municipal Bond Investors Assurance Corp.
   PCR  Pollution Control Revenue
   PFA  Public Facility Authority
  VRDN  Variable Rate Demand Note

T. Rowe Price Summit Municipal Funds

Statement of Operations
In thousands

                                   Money   Inter-
                                  Market  mediate    Income
                                    Fund     Fund      Fund

                                    Year     Year      Year
                                   Ended    Ended     Ended
                                10/31/97  10/31/9710/31/97

Investment Income

Income

Interest income                 $  4,345  $ 1,911  $  1,213
Expenses
Investment management and
administrative                       520      185       103

Net investment income              3,825    1,726     1,110

Realized and Unrealized
    Gain (Loss)

Net realized gain (loss)
    Securities                         -      317       218
    Futures                            -       13      (66)

    Net realized gain (loss)           -      330       152

Change in net unrealized gain
    or loss
      Securities                       -      780       869
      Futures                          -        -        15

      Change in net unrealized
        gain or loss                   -      780       884

Net realized and unrealized
    gain (loss)                        -    1,110     1,036

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS          $  3,825  $ 2,836  $  2,146
                                ___________________________

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Summit Municipal Funds

Statement of Changes in Net Assets
In thousands

                           Money Market Fund   Intermediate Fund         Income Fund
                              Year      Year      Year
                             Ended     Ended     Ended
                          10/31/97  10/31/9610/31/9710/31/9610/31/9710/31/96
Increase (Decrease)
    in Net Assets

Operations
    Net investment
      income              $  3,825  $  2,721  $  1,726  $  1,219  $  1,110  $    749
    Net realized
      gain (loss)                -         1       330       160       152       101
    Change in net
      unrealized
      gain or loss               -       (12)      780       (32)      884        90

    Increase (decrease) in
      net assets from
      operations             3,825     2,710     2,836     1,347     2,146       940

Distributions to
    shareholders
      Net investment
        income              (3,825)   (2,721)   (1,726)   (1,219)   (1,110)     (749)

Capital share
    transactions*
    Shares sold            166,033   126,457    23,381    12,096    17,972     8,604
    Distributions
      reinvested             3,552     2,457     1,184       765       581       351
    Shares redeemed       (125,292) (110,597)   (7,944)   (5,959)   (6,396)   (4,345)

    Increase (decrease)
    in net assets from
    capital share
    transactions            44,293    18,317    16,621     6,902    12,157     4,610

Net Assets

Increase (decrease)
during period               44,293    18,306    17,731     7,030    13,193     4,801

Beginning of period         96,264    77,958    29,175    22,145    15,909    11,108

End of period            $ 140,557  $ 96,264  $ 46,906  $ 29,175  $ 29,102  $ 15,909
         ___________________________________________________________________________

*Share information
    Shares sold            166,033   126,457     2,265     1,188     1,766       872
    Distributions
      reinvested             3,552     2,457       115        76        57        36
    Shares redeemed       (125,292) (110,597)     (770)     (587)     (631)     (442)

    Increase (decrease)
      in shares
      outstanding           44,293    18,317     1,610       677     1,192       466


The accompanying notes are an integral part of these financial statements.

T. Rowe Price Summit Municipal Funds
October 31, 1997

Notes to Financial Statements

Note 1 - Significant Accounting Policies

T. Rowe Price Summit Municipal Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Summit Municipal Money Market Fund (the Money Market Fund), Summit Municipal Intermediate Fund (the Intermediate Fund), and the Summit Income Fund (the Income Fund), diversified, open-end management investment companies, are the three portfolios established by the corporation and commenced operations on October 29, 1993.

The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

Valuation Debt securities are generally traded in the over-the-counter market. Except for securities held by the Money Market Fund, investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities held by the Money Market Fund are valued at amortized cost.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of that fund, as authorized by the Board of Directors.

Premiums and Discounts Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by each fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

Note 2 - Investment Transactions

Purchases and sales of portfolio securities, other than short-term securities, for the year ended October 31, 1997, were as follows:

                                Intermediate       Income
                                        Fund         Fund
__________________________________________________________

Purchases                      $  34,831,000 $ 19,067,000
Sales                             18,626,000    7,171,000

Note 3 - Federal Income Taxes

No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Capital loss carryforwards utilized by the Intermediate Fund in 1997 amounted to $169,000. The Income Fund has unused realized capital loss carryforwards for federal income tax purposes of $31,000, of which $21,000 expires in 2002, and $10,000 in 2003. Capital loss carryforwards utilized by the Income Fund in 1997 amounted to $193,000. Each fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

In order for each fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended October 31, 1997. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

                                Intermediate       Income
                                        Fund         Fund
__________________________________________________________

Undistributed net
    investment income          $       1,000 $      1,000
Undistributed net realized
    gain                       (3,000)(2,000)
Paid-in-capital                        2,000        1,000

For federal income tax purposes, the Money Market, Intermediate, and Income Funds paid exempt-interest dividends of $3,689,000, $1,667,000, and $1,058,000, respectively, during each fund's tax year ended October 31, 1997, representing 100% of each fund's total income distributions paid. These amounts may differ from amounts reported in the accompanying financial statements due to differences in financial statement and federal income tax reporting requirements.

At October 31, 1997, the aggregate costs of investments for the Money Market, Intermediate, and Income Funds for federal income tax and financial reporting purposes were $140,652,000, $47,709,000, and $29,675,000, respectively. For the Money Market Fund, amortized cost is equivalent to value; and for the Intermediate and Income Funds, net unrealized gain (loss) on investments was as follows:

                                Intermediate       Income
                                        Fund         Fund
__________________________________________________________

Appreciated investments        $   1,574,000 $  1,465,000
Depreciated investments                    -       (1,000)
Net unrealized gain (loss)$    1,574,000   $ 1,464,000

Note 4 - Related Party Transactions

The investment management and administrative agreement between each fund and
T. Rowe Price Associates, Inc. (the manager) provides for an all-inclusive annual fee, of which $37,000 and $7,000 were payable at October 31, 1997, by the Money Market and Intermediate Funds, respectively. The fee, computed daily and paid monthly, is equal to 0.45% of average daily net assets for the Money Market Fund and 0.50% of average daily net assets for the Intermediate and Income Funds. Pursuant to the agreement, investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to each fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by each fund.

T. Rowe Price Summit Municipal Funds

Report of Independent Accountants

To the Board of Directors of T. Rowe Price
Summit Municipal Funds, Inc. and Shareholders of the
T. Rowe Price Summit Municipal Money Market Fund,
T. Rowe Price Summit Municipal Intermediate Fund and
T. Rowe Price Summit Municipal Income Fund

We have audited the accompanying statements of net assets of T. Rowe Price Summit Municipal Funds, Inc. (which includes T. Rowe Price Summit Municipal Money Market Fund, T. Rowe Price Summit Municipal Intermediate Fund and T. Rowe Price Summit Municipal Income Fund), as of October 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and the period from October 29, 1993 (commencement of operations) to October 31, 1994. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights, referred to above, present fairly, in all material respects, the financial position of T. Rowe Price Summit Municipal Funds, Inc., as of October 31, 1997, the results of their operations, the changes in their net assets, and their financial highlights for the respective periods stated in the first paragraph, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND, L.L.P.

Baltimore, Maryland
November 21, 1997

T. Rowe Price Shareholder Services

Investment Services And Information

Knowledgeable Service Representatives
By Phone 1-800-225-5132  Available Monday through Friday from
8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.
In Person  Available in T. Rowe Price Investor Centers.

Account Services

Checking  Available on most fixed income funds ($500 minimum).

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Automatic Withdrawal  Scheduled, automatic redemptions.
Distribution Options  Reinvest all, some, or none of your distributions.

Automated 24-Hour Services  Including Tele*Access(registered trademark) and
T. Rowe Price OnLine.

Discount Brokerage*

Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

Investment Information

Combined Statement  Overview of your T. Rowe Price accounts.

Shareholder Reports  Fund managers' reviews of their strategies and results.

T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.
Performance Update  Quarterly review of all T. Rowe Price fund results.

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Investment Guides  Asset Mix Worksheet, College Planning Kit, Diversifying
Overseas: A Guide to International Investing, Personal Strategy Planner,
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*A division of T. Rowe Price Investment Services, Inc.  Member NASD/SIPC.

T. Rowe Price Mutual Funds

Stock Funds

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications*
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons**
Real Estate
Science & Technology
Small-Cap Stock***
Small-Cap Value**
Spectrum Growth
Value

International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Stock
Japan
Latin America
New Asia
Spectrum International

Bond Funds

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Insured
Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Insured
Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond

International/Global

Emerging Markets Bond
Global Government Bond
International Bond

Money Market Funds

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

Blended Asset Funds

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. Rowe Price No-Load
Variable Annuity

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

     * Formerly the closed-end New Age Media Fund; converted to open-end status on 7/28/97.
    **  Closed to new investors.
   ***  Formerly the OTC Fund.

Please call for a prospectus. Read it carefully before you invest or send money.
The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

T. Rowe Price Discount Brokerage

Discount Brokerage

A Division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC

This low-cost service gives you the opportunity to easily consolidate all your investments with one company. Through T. Rowe Price Discount Brokerage, you can buy and sell individual securities-stocks, bonds, options, and others-at considerable commission savings over full-service brokers.* We also provide a wide range of services, including:

Automated Telephone and Computer Services You can enter trades, access quotes, and review account information 24 hours a day, seven days a week. Any trades executed through these programs save you an additional 10% on commissions.**

Investor Information A variety of informative reports, such as our Brokerage Insights series, S&P Market Month newsletter, and select stock reports, can help you better evaluate economic trends and investment opportunities.

Dividend Reinvestment Service Virtually all stocks held in customer accounts are eligible for this service, free of charge.

     * Based on a February 1997 telephone survey that compared our commission rates on stock transactions of various sizes with those of other full-service and discount brokerages. Commission rates will vary based on size and nature of trades. Services vary by firm. For additional information concerning our commission rates and services, call 1-800-638-5660.
    ** Discount applies to our current commission schedule; subject to our $35 minimum commission.

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call:   1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Summit Municipal Funds.

Investor Centers:

101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

Invest With Confidence(registered trademark)
T. Rowe Price

T. Rowe Price Investment Services, Inc., Distributor.
C09-050  10/31/97

Chart 1 - Municipal Bond and Note Yields - Municipal Bond and Note Yields chart showing yields on 30- year AAA GO, five-year AAA GO, and one-year Moody's Investment Grade 1 Note, 10/31/96 to 10/31/97

Chart 2 - Quality Diversification - pie chart showing AAA 5%, AA 39%, A 27%, BBB 15%, BB 10%, B and Below 4%

Chart 3 - Performance Comparison - Summit Municipal Money Market Fund - A line chart showing the cumulative growth of $10,000 invested in the ummit Municipal Money Market Fund from inception compared with $10,000 invested in a broad-based index or average over the same period.

Chart 4 - Performance Comparison - Summit Municipal Intermediate Fund - A line chart showing the cumulative growth of $10,000 invested in the Summit Municipal Intermediate Fund from inceptioncompared with $10,000 invested in a broad-based index or average over the same period.

Chart 5 - Performance Comparison - Summit Municipal Income Fund - A line chart showing the cumulative growth of $10,000 invested in the Summit Municipal Income Fund from inception compared with $10,000 invested in a broad-based index or average over the same period.